EXHIBIT 10.12

AMENDMENT NO. 2 TO

AMENDED AND RESTATED

LOAN, PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN, PLEDGE AND SECURITY AGREEMENT (“Amendment No. 2”) is dated October 29, 2014 by and among SOFTECH, INC., a Massachusetts corporation (the “Borrower”) and PRIDES CROSSING CAPITAL FUNDING, L.P. (the “Lender”).

WHEREAS, the Borrower and Lender are parties to that certain Amended and Restated Loan, Pledge and Security Agreement, dated December 5, 2013, as amended by that certain Amendment No. 1 to Amended and Restated Loan, Pledge and Security Agreement  (as the same may be further amended, restated, supplemented or otherwise modified from time to time, collectively the “Loan Agreement”); and

WHEREAS, the Borrower’s EBITDA for the fiscal quarter ending August 31, 2014, was less than one hundred thousand dollars ($100,000).  As a result the covenant in Section 11.3 of the Loan Agreement was not met, which triggered a default under Section 12.2 (the “EBITDA Default”).

WHEREAS, Lender has agreed to waive the EBITDA Default and amend the Loan Agreement in consideration for and subject to (a) Borrower’s (i) payment of Five Hundred Thousand Dollars ($500,000) to be applied to principal due under the Term Note, (ii) amend the amortization of principal due under the Term Note, (iii) amend the of Maturity Date, (iv) payment of ten thousand dollars ($10,000) to the Lender as an amendment fee and (v) delivery of the executed original of Guarantor’s affirmation and consent to this Amendment No. 2, the Allonge and all agreements, amendments, terms and conditions herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree as follows:

1.

Capitalized Terms.  Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.

Amendments.

(a)

Exhibit 1.1 to the Loan Agreement is hereby amended by adding the following new defined terms:

“Allonge” means that certain Allonge to Term Note, dated October 29, 2014, by and between the Borrower and Lender.

“Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Loan, Pledge and Security Agreement, dated October 29, 2014, by and between the Borrower and Lender.

“EBITDA Default” means, on August 31, 2014, Borrower’s EBITDA for the fiscal quarter was less than One Hundred Thousand Dollars ($100,000), which resulted in a breach of the financial covenant set forth in Section 11.3 of the Loan Agreement, and triggered a default under Section 12.2 of the Loan Agreement.

(b)

Exhibit 1.1 to the Loan Agreement is hereby amended by deleting the definition of “Loan Documents” and replacing it with:

“Loan Documents” means the Loan Agreement, Amendment No. 1, Amendment No. 2, Term Note, Term Note I, Term Note II, Allonge, IP Security Agreement, Personal Guaranty, all Subordination Agreements, Stock Powers, all UCC-1/Financing Statements, the Escrow Agreement, Warrant Agreement, Deposit Account Control Agreement, all other documents, agreements, instruments and inter-creditor agreements now or hereafter evidencing, describing, relating to, guaranteeing or securing the Indebtedness, contemplated hereby or delivered in connection herewith, and all prior and future amendments and restatements of any or all or the foregoing, as they may be modified from time to time.

(c)

Section 2 to the Loan Agreement is hereby amended by adding the following new Section 2.2A immediately after Section 2.2.

“2.2A

Principal Amortization.  On and after the date of Amendment No. 2 the Borrower agrees to pay the Lender principal installments under the Term Note in accordance with the following schedule:

Payment Date	Amount
October 31, 2014	$500,000
November 30, 2014	$250,000
December 31, 2014	$250,000

(d)

Section 2.5 of the Loan Agreement is hereby amended by deleting Section 2.5 and replacing it with:

“2.5

Maturity.  On December 31, 2014 (the “Maturity Date”) the Borrower shall pay Lender all unpaid principal, accrued and unpaid interest, and all other amounts due under the Term Note, this Loan Agreement, all amendments to the Loan Agreement and all other Loan Documents, in full.”

(e)

Section 11.1 of the Loan Agreement is hereby amended by deleting Section 11.1 and replacing it with:

“11.1

Cash Collateral.  As of the last day of each month the Borrower shall own and possess no less than One Million Dollars ($1,000,000) (“Cash Collateral”), of which no less than Seven Hundred and Fifty Thousand Dollars ($750,000) shall be held in the Deposit Account at First Republic Bank and subject to a DACA (“DACA Collateral”).  Upon Lender’s receipt of the first payment due under Section 2.2A the Cash Collateral amount shall be reduced to Five Hundred Thousand Dollars ($500,000) and the DACA Collateral amount shall be reduced to Five Hundred Thousand Dollars ($500,000).  Upon Lender’s receipt of the payment due on November 30, 2014 under Section 2.2A the Cash Collateral and DACA Cash Collateral amounts shall be reduced to Two Hundred and Fifty Thousand Dollars ($250,000).”

3.

Waiver of Default and Consideration.

(a)

Subject to the conditions set forth in sub-section (b) below, on the date hereof Lender waives the EBITDA Default.  The acceleration of any amounts due which was caused by the EBITDA Default are hereby decelerated.

(b)

In partial consideration for the amendments set forth in this Amendment No. 2, and Lender’s waiver in this Section 3 are subject to and conditional on the following, which shall occur on or before the date hereof unless otherwise stated:

(i)

Borrower’s execution and delivery of this Amendment No. 2 and the Allonge;

(ii)

Borrower’s payment of Five Hundred Thousand Dollars ($500,000) to the Lender on or before October 31, 2014, which shall be applied to the outstanding principal balance due under the Term Note;

(iii)

Guarantor’s execution and delivery of a Reaffirmation of Guaranty Agreement and Pledge Agreement, which is reasonably acceptable to Lender; and

(iv)

Borrower’s payment of Ten Thousand Dollars ($10,000) to the Lender, in satisfaction of the Amendment Fee.  The Amendment Fee shall not be applied to any other amount due under the Term Note, Loan Agreement or any other Loan Document.

(c)

Except as set forth in this Amendment No. 2, all agreements, terms, conditions, covenants, representations and warranties in the Loan Agreement, shall remain in effect, unmodified, unwaived and unaltered in all respects.

4.

No Other Defaults; Representations and Warranties.  The Borrower hereby confirms that after giving effect to this Amendment No. 2 (a) the representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) no Default or Event of Default, other than the EBITDA Default, has occurred and is continuing as of the date hereof; (c) the Borrower is duly authorized to execute, deliver and perform its obligations under this Amendment No. 2; (d) the execution, delivery and performance of this Amendment No. 2 have been duly authorized by all necessary corporate action; and (e) this Amendment No. 2, when executed and delivered by the Borrower, will be a legal, valid and binding obligation the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

5.

Effectiveness of Amendment.  This Amendment No. 2 shall become effective upon receipt by the Lender of a counterpart of this Amendment No. 2 duly executed by the Borrower, and satisfaction of all other terms and conditions in Section 3(b) above.

6.

Miscellaneous.

(a)

Except to the extent specifically amended or waived herein, the Loan Agreement, the other Loan Documents and all related documents shall remain in full force and effect, unmodified and unaltered in all other respects.  Whenever the terms or sections amended hereby shall be referred to in the Loan Agreement, other Loan Documents or such other related documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(b)

This Amendment No. 2 may be executed in any number of counterparts (including by delivery of counterparts by facsimile or electronic mail), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c)

This Amendment No. 2 shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)

The Borrower agrees to pay all reasonable and documented out-of-pocket expenses, including legal fees and disbursements incurred by the Lender in connection with this Amendment and the transactions contemplated hereby.

[Remainder of the page is blank.  Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2, which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

SOFTECH, INC.

/s/ Joseph P. Mullaney

Joseph P. Mullaney

Its Chief Executive Officer

LENDER

PRIDES CROSSING CAPITAL FUNDING, L.P.

By PRIDES CROSSING CAPITAL GP, LLC

Its General Partner

/s/ Peter M. Sherwood

Peter M. Sherwood

Its Manager

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